EXHIBIT 99.1

                         ST. JOSEPH CAPITAL CORPORATION
                           3820 EDISON LAKES PARKWAY
                            MISHAWAKA, INDIANA 46545

JANUARY 23, 2003

                                                   FOR MORE INFORMATION CONTACT:

                                                JOHN ROSENTHAL AT (800) 890-2798
                                           PRESIDENT AND CHIEF EXECUTIVE OFFICER

FOR RELEASE @ 9:00 A.M. EST - JANUARY 23, 2003

                    ST. JOSEPH CAPITAL CORPORATION ANNOUNCES
               EXPENSING OF STOCK OPTIONS AND REGISTRATION OF ITS
             COMMON STOCK UNDER THE SECURITIES EXCHANGE ACT OF 1934

         Mishawaka, Indiana - John Rosenthal, the President and Chief Executive Officer of St. Joseph Capital Corporation (OTC Bulletin Board: SJOE), the holding company for St. Joseph Capital Bank, announced today that the Company will expense the fair value of employee stock options granted on or after January 1, 2003.

         "Stock options are an important part of our long-term incentive compensation program necessary to attract and retain qualified employees. Although we have always disclosed the effect of stock options in our annual reports and public filings, our board of directors believes that it is appropriate to begin including these costs in our results," Mr. Rosenthal explained. "We do not anticipate that expensing stock options will have a significant effect on earnings," added Rosenthal.

         In addition, the Company plans to register its common stock under the Exchange Act of 1934, as amended, and become subject to the reporting requirements of the Exchange Act. Currently, the Company voluntarily files reports under the Exchange Act.

         St. Joseph Capital Corporation is a bank holding company whose headquarters are located in Mishawaka, Indiana. Its sole subsidiary, St. Joseph Capital Bank, provides a broad array of banking services to businesses and individuals in the Michiana area. Currently, its stock is an Over-the-Counter "Bulletin Board" stock and trades under the symbol "SJOE".

                                       ###

SPECIAL NOTE CONCERNING FORWARD-LOOKING STATEMENTS

         This document (including information incorporated by reference) contains, and future oral and written statements of the Company and its management may contain, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations, plans, objectives, future performance and business of the Company. Forward-looking statements, which may be based upon beliefs, expectations and assumptions of the Company's management and on information currently available to management, are generally identifiable by the use of words such as "believe," "expect," "anticipate," "plan," "intend," "estimate," "may," "will," "would," "could," "should" or other similar expressions. Additionally, all statements in this document, including forward-looking statements, speak only as of the date they are made, and the Company undertakes no obligation to update any statement in light of new information or future events.

         A number of factors, many of which are beyond the ability of the Company to control or predict, could cause actual results to differ materially from those in its forward-looking statements. These factors include, among others, the following: (i) the strength of the local and national economy; (ii) the economic impact of terrorist threats or actions; (iii) changes in state and federal laws, regulations and governmental policies concerning the Company's general business; (iv) changes in interest rates and prepayment rates of the Company's assets; (v) increased competition in the financial services sector and the inability to attract new customers; (vi) changes in technology and the ability to develop and maintain secure and reliable electronic systems; (vii) the loss of key executives or employees; (viii) changes in consumer spending;
(ix) unexpected results of acquisitions; (x) unexpected outcomes of existing or new litigation involving the Company; and (xi) changes in accounting policies and practices. These risks and uncertainties should be considered in evaluating forward-looking statements and undue reliance should not be placed on such statements. Additional information concerning the Company and its business, including additional factors that could materially affect the Company's financial results, is included in the Company's filings with the Securities and Exchange Commission.






                                       3